UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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Filed by a party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

NEUBASE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEUBASE THERAPEUTICS, INC.
350 Technology Drive
Pittsburgh, PA 15219
           , 2024
To Our Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of NeuBase Therapeutics, Inc. (the “Company”) to be held on May 13, 2024, at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast.
The purpose of the Special Meeting is to approve the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company’s Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The Notice of Special Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
The Board carefully reviewed and considered the Plan of Dissolution in light of the financial position of the Company, including its available cash, resources and operations following and in light of the Company’s previously announced review and pursuit of strategic alternatives. The Board unanimously determined that the Dissolution was advisable to and in the best interests of the Company and our stockholders, approved the Dissolution and the Plan of Dissolution and directed that the Plan of Dissolution and the Dissolution be submitted to the Company’s stockholders for approval. The Board unanimously recommends that you vote “FOR” the proposal to approve the Dissolution and the Plan of Dissolution and “FOR” the other proposal described in the accompanying proxy statement.
More information about the Dissolution, the Plan of Dissolution and the Special Meeting is contained in the accompanying proxy statement. In particular, you should carefully read the section titled “Risk Factors” beginning on page 9 of the proxy statement for a discussion of risks you should consider in evaluating the Dissolution.
It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by submitting a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.
Thank you for your continued support.
Sincerely,
Todd Branning
Interim Chief Executive Officer and Chief Financial Officer

NEUBASE THERAPEUTICS, INC.
350 Technology Drive
Pittsburgh, PA 15219
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on May 13, 2024
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of NeuBase Therapeutics, Inc. (the “Company,” “NeuBase,” “we,” “us” or “our”). The Special Meeting will be held on May 13, 2024, at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast, for the following purposes:
(1)
To approve the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

(2)
To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

After careful consideration of a number of factors, as described in the attached proxy statement, the Board has unanimously determined that the Dissolution Proposal and Adjournment Proposal are advisable and in the best interests of NeuBase and its stockholders. The Board unanimously recommends that you vote “FOR” each of the Dissolution Proposal and the Adjournment Proposal.
The record date for the Special Meeting is March 28, 2024 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting or any adjournment(s) or postponement(s) thereof. We expect to mail our stockholders the proxy statement and accompanying proxy card on or about            , 2024. The proxy statement can also be accessed at www.proxydocs.com/NBSE.
Our Special Meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means that you can attend the Special Meeting online, vote your shares during the online meeting and submit questions for consideration at the online meeting. To be admitted to the Special Meeting’s live webcast, you must register at www.proxydocs.com/NBSE by 5:00 p.m. Eastern Time on May 12, 2024 (the “Registration Deadline”). As part of the registration process, you must enter the Control Number shown on the enclosed proxy card or the voting instruction form you receive from your broker, bank or other nominee if you are not a stockholder of record. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be e-mailed to you. Your vote is important. Whether or not you expect to attend our Special Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section titled “Questions and Answers Regarding this Solicitation and Voting at the Special Meeting — Special Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice. If you plan to attend our Special Meeting virtually via the live webcast and wish to vote your shares at the virtual meeting, you may do so at any time before the proxy is voted.
By Order of the Board of Directors,
Todd Branning
Interim Chief Executive Officer and Chief Financial Officer
           , 2024
Pittsburgh, Pennsylvania

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET AT WWW.PROXYPUSH.COM/NBSE OR OVER THE TELEPHONE AT 1-866-206-4393 OR USE THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE VIRTUAL SPECIAL MEETING BY FOLLOWING THE REGISTRATION INSTRUCTIONS OUTLINED ABOVE IF YOU ATTEND THE MEETING VIRTUALLY.
This proxy statement is first being made available or distributed, as the case may be, to stockholders on or about            , 2024.

i

NEUBASE THERAPEUTICS, INC.
350 Technology Drive
Pittsburgh, PA 15219
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE SPECIAL MEETING
The following are some of the questions you may have as a NeuBase stockholder and answers to those questions. These questions and answers highlight only some of the information contained in this proxy statement. You should read carefully this entire document, including all exhibits and annexes hereto, to fully understand the Dissolution Proposal, the Adjournment Proposal and the voting procedures for the Special Meeting.
Special Meeting and Voting
When and where will the Special Meeting be held?
The Special Meeting will be held on May 13, 2024 at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast, and at any postponement, continuation or adjournment thereof. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/NBSE and entering your 12-digit control number included on your proxy card that you received or on the instructions that accompanied your proxy materials. If you lose your 12-digit control number, you may join the Special Meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on March 28, 2024 (the “Record Date”).
Why am I receiving these materials, and who is soliciting my vote?
We sent you this proxy statement because our Board is soliciting your proxy to vote at the Special Meeting that NeuBase is holding to seek stockholder approval of the Dissolution Proposal and the Adjournment Proposal, as described in further detail herein. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.
Who will pay for the cost of this proxy solicitation?
We will bear all costs of the solicitation of proxies. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners.
Why hold a virtual meeting?
We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders, enabling increased stockholder attendance and participation because stockholders can participate from any location around the world. Additionally, we believe a virtual format significantly contributes to our efforts to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Special Meeting. You will be able to attend the Special Meeting online and submit your questions by visiting www.proxydocs.com/NBSE. You also will be able to vote your shares electronically at the Special Meeting by following the instructions below.

What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will vote on the matters described in the accompanying Notice of Special Meeting and this proxy statement. The only matters expected to be voted upon at the Special Meeting are the Dissolution Proposal and the Adjournment Proposal.
The Board is proposing the Dissolution and asking stockholders to approve the Dissolution Proposal because we are unable to continue our ongoing operations with our current cash and anticipated future cash flow and we have been unable to secure additional equity, debt or other financing. The Board has a duty to take the actions that it believes will result in the best recovery for NeuBase’s creditors while preserving, if possible, the potential for a distribution of any residual value to stockholders. The Board has therefore deemed it advisable and in the best interests of NeuBase and its stockholders to effectuate the Dissolution. The Board believes that the Dissolution presents the best opportunity for the highest possible recovery under the circumstances for creditors, and while uncertain, preserving the opportunity for future payments to NeuBase’s stockholders.
What is the record date for the Special Meeting?
The Record Date for determination of stockholders entitled to vote at the Special Meeting or any postponement, continuation or adjournment thereof is the close of business on March 28, 2024.
Which stockholders may vote at the Special Meeting?
Only holders of record of common stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any continuation, postponement or adjournment thereof. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were             shares of common stock issued and outstanding.
What am I being asked to vote on?
The Board is asking NeuBase’s stockholders of record at the close of business on March 28, 2024, the Record Date for the Special Meeting, to consider and vote upon the Dissolution Proposal and Adjournment Proposal. As of the date of this proxy statement, the Board currently knows of no other business that will be presented for consideration at the Special Meeting. In the event any matters other than those referred to in the accompanying Notice of Special Meeting and this proxy statement should properly come before and be considered at the Special Meeting, it is intended that any proxy holder may vote on the matter in his, her or its discretion on behalf of the stockholder or stockholders granting such proxy.
Why is NeuBase seeking a stockholder vote on the Adjournment Proposal?
Adjourning the Special Meeting to a later date will give the Board additional time to solicit proxies and obtain sufficient votes in favor of approval of the Dissolution Proposal if there are not sufficient votes to approve such proposal at the time of the Special Meeting. Consequently, NeuBase is seeking your approval of the Adjournment Proposal to ensure that, if necessary, NeuBase will have enough time to solicit the required votes for approval of the Dissolution Proposal.
What are the recommendations of the Board for how I should vote my shares?
The Board unanimously recommends that you vote “FOR” the Dissolution Proposal and “FOR” the Adjournment Proposal.
How is a quorum reached?
The presence, by virtual attendance or by proxy, of one-third of the shares of common stock outstanding and entitled to vote at the Special Meeting on the Record Date, will constitute a quorum for the transaction of business at the Special Meeting and any adjournments thereof. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the stockholders holding a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.
What vote is required to adopt each proposal?
The Dissolution Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting. With respect to the Dissolution Proposal, abstentions, failures to vote and broker non-votes will have the same effect as votes against the proposal. The approval of the Dissolution pursuant to the Plan of Dissolution is considered a non-routine matter. For non-routine matters, broker non-votes will have the effect of voting against that proposal. If you want to approve the Dissolution, you must vote FOR the Dissolution Proposal. If you do not instruct your broker, bank or other nominee on how to vote your shares with respect to the Dissolution Proposal, your broker, bank or other nominee will not be able to vote your shares with respect to the Dissolution Proposal, and it will have the effect of a vote against that proposal.
The Adjournment Proposal requires the approval of the holders of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote on the proposal. With respect to the Adjournment Proposal, abstentions will have the same effect as votes against the proposal. The Adjournment Proposal is considered a routine matter. If you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will have the discretion to vote your shares with respect to the Adjournment Proposal. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Special Meeting, they will have no effect on the outcome of the vote on the Adjournment Proposal.
The votes will be counted, tabulated and certified by Mediant, Inc., who shall serve as the inspector of elections for the Special Meeting.
What are broker non-votes and abstentions?
A broker “non-vote” occurs when a broker, bank or other nominee submits a proxy form but declines to vote on a particular matter because the broker, bank or other nominee has not received voting instructions from the beneficial owner. For non-routine matters, broker non-votes will have the effect of voting against that proposal.
An abstention is the voluntary act of not voting by a shareholder who is present at a meeting (in person or by proxy) and entitled to vote. Under Delaware law (under which NeuBase is incorporated), abstentions are counted as shares present and entitled to vote at the Special Meeting, but they are not counted as shares cast. Therefore, pursuant to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), abstentions will have the same effect as a vote “Against” the Dissolution Proposal and the Adjournment Proposal.
How do I vote?
If you are the record holder of your shares, you may vote in one of four ways. You may submit a proxy to vote over the Internet, by telephone, or by mail, or you may vote in person at the Special Meeting. A 12-digit control number that is provided on the enclosed proxy card is needed for voting over the telephone or Internet.
You may submit a proxy to vote over the Internet:   If you have Internet access, you may submit a proxy to vote your shares from any location in the world by following the “Internet” instructions set forth on the enclosed proxy card.
You may submit a proxy to vote by telephone:   You may submit a proxy to vote your shares by following the “Phone” instructions set forth on the enclosed proxy card.
You may submit a proxy to vote by mail:   You may submit a proxy to vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

You may vote in person:   You may attend virtually the Special Meeting and vote online during the Special Meeting.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then:
•
FOR the Dissolution Proposal, which includes the approval of the Dissolution and the Plan of Dissolution, which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution; and

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FOR the Adjournment Proposal, which includes the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee:   If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you must return a voting instruction form to have your shares voted in accordance with your instructions. The voting deadlines and availability to submit a proxy by telephone or the Internet for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should submit a proxy to vote your shares as described in each set of proxy materials you receive.
If the shares you own are held in street name, your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares in accordance with your instructions. You should direct your broker, bank or other nominee how to vote the shares held in your account. Financial institutions have discretion to vote absent instructions with respect to certain routine matters, such as the Adjournment Proposal.
Beneficial owners who wish to attend the Special Meeting virtually and vote online during the Special Meeting must contact their broker, bank or other nominee in order to obtain a “legal proxy.” If you are a beneficial owner and wish to attend the Special Meeting, follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a form of legal proxy. Without a legal proxy, beneficial owners cannot vote online during the Special Meeting.
How do I revoke my proxy or change my vote?
If you are a stockholder of record on the Record Date for the Special Meeting, you have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy by:
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delivering a written revocation to our Secretary before the Special Meeting;

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granting a new, valid proxy bearing a later date;

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delivering an executed, later-dated proxy; or

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virtually attending the Special Meeting and voting online during the Special Meeting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting.

Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be addressed to the Secretary of NeuBase Therapeutics, Inc., 350 Technology Drive, Pittsburgh, Pennsylvania 15219.
If a broker, bank or other nominee holds your shares, you must contact such broker, bank or nominee in order to find out how to change your vote.

Proposed Dissolution of the Company
Why is NeuBase seeking a stockholder vote on the Dissolution Proposal?
Under Section 275(b) of the General Corporation Law of the State of Delaware (the “DGCL”), a Delaware corporation must obtain the approval of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon before proceeding with a dissolution of the corporation. The Board therefore is seeking stockholder approval of the Dissolution Proposal in order to comply with Delaware law.
Why is the Board recommending approval of the Plan of Dissolution?
The Board carefully reviewed and considered the Plan of Dissolution in light of the financial position of the Company, including our available cash, resources and operations following and in light of our previously announced review and pursuit of strategic alternatives. After due consideration of the options available to the Company, the Board has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution — Reasons for the Proposed Dissolution.”
What does the Plan of Dissolution entail?
The Plan of Dissolution provides an outline of the steps for the Dissolution of the Company under Delaware law. The Plan of Dissolution provides that we will file a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of Delaware to consummate the dissolution following the required stockholder approval; however, the decision of whether or not to proceed with the Dissolution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion.
What will happen if the Dissolution is approved?
If the Dissolution is approved by our stockholders, the Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will liquidate any remaining assets, satisfy or make reasonable provisions for our remaining obligations, and make distributions to the stockholders of available proceeds, if any. The Board intends to seek to distribute funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
If the Board determines that the Dissolution is not in our best interests or not in the best interests of our stockholders, the Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Can the Company estimate the distributions that the stockholders would receive in the Dissolution?
We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we estimate that the aggregate amount of cash that will be available for distribution to our stockholders in the Dissolution will be in the range between approximately $0.5 million and $2.5 million, and the total amount distributed to stockholders will be in the range between approximately $0.13 and $0.67 per share of common stock. These amounts may be paid in one or more distributions. You may receive substantially less than the amount that we currently estimate that you may receive, or you may receive no distribution at all. Such distributions, if any, will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be reserved for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount, if any, that will ultimately be available for distribution to stockholders or the timing of any such distributions. Accordingly, you will not know the exact amount of any distribution you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the Plan of Dissolution. See the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Estimated Distributions to Stockholders” beginning on page 14 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the total cash distributions to our stockholders in the Dissolution.
When will stockholders receive payments of liquidating distributions?
Although we cannot predict the timing or amount of any such distributions, to the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and will take all reasonable actions to optimize the distributable value to our stockholders.
What is the reporting and listing status of the Company?
On November 3, 2023, we received a letter (the “Nasdaq Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, because the closing bid price for our common stock has been below $1.00 per share for 30 consecutive business days, we no longer comply with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.
The Nasdaq Notice has no immediate effect on the listing of our common stock on the Nasdaq Capital Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial compliance period of 180 calendar days, or until May 1, 2024, to regain compliance with the Minimum Bid Price Requirement. During the compliance period, shares of our common stock will continue to be listed and traded on the Nasdaq Capital Market. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during the 180 calendar day grace period.
In the event we are not in compliance with the Minimum Bid Price Requirement by May 1, 2024, we may be afforded a second 180 calendar day grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement. In addition, we would be required to provide written notice of our intention to cure the minimum bid price deficiency during this second 180-day compliance period by effecting a reverse stock split, if necessary.
If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the effective time of the Certificate of Dissolution (the “Effective Time”). After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession, or operation of law, and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options, warrants, or restricted stock units. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time.
Additionally, whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until we have exited such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act.
However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others.

Do I have appraisal rights in connection with the Dissolution?
No. Neither Delaware law, nor our Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), nor our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.
Are there any risks related to the Dissolution?
Yes. You should carefully review the section titled “Risk Factors” beginning on page 9 of this proxy statement for a description of risks related to the Dissolution.
Will I owe any U.S. federal income taxes as a result of the Dissolution?
If the Dissolution is approved and implemented, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. You are urged to read the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution —  Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 24 of this proxy statement for a summary of certain material U.S. federal income tax consequences of the Dissolution, including the ownership of an interest in a liquidating trust, if any.
What will happen to our common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?
If the Certificate of Dissolution is filed with the Secretary of State, our common stock (if not previously delisted and deregistered) will be delisted from Nasdaq and deregistered under the Exchange Act. From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.
We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. We intend to provide advance notice to our stockholders prior to the closing of our stock transfer records.
What will happen if the Plan of Dissolution is not approved?
If the Plan of Dissolution is not approved by our stockholders, we will not file the Certificate of Dissolution with the Delaware Secretary of State. However, based on consideration at length by the Board and our management of other potential strategic alternatives available to us, the Board and management will continue to attempt to monetize our remaining assets and we will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no significant source of revenue. It is possible that we would seek voluntary dissolution at a later time and potentially with diminished assets.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information in this proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “predicts,” “intends,” “should,” “could,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements in this proxy statement include, but are not limited to:
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plans and expectations for the Dissolution;

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beliefs about the Company’s available options and financial condition;

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all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution; and

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all statements regarding the amount and timing of distributions made to stockholders, if any, in connection with the Dissolution.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. We make no representation or warranty (express or implied) about the accuracy of any of the forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” on page 9 of this proxy statement, as well as throughout this proxy statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.
The forward-looking statements in this proxy statement involve certain uncertainties and risks, including but not limited to:
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our ability to complete the Dissolution in a timely manner, or at all;

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the timing and amount of cash and other assets available for distribution to our stockholders upon Dissolution;

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the impact of business uncertainties in connection with the Dissolution;

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the occurrence of any event, change or circumstance that could give rise to the termination of the Plan of Dissolution;

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the risk that we may have liabilities or obligations about which we are not currently aware;

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the risk that the cost of settling our liabilities and contingent obligations could be higher than anticipated; and

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other risks and uncertainties described in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2022, and those risks and uncertainties described in our other reports filed with the SEC, including our Quarterly Reports on Form 10-Q, Transition Report on Form 10-QT and Current Reports on Form 8-K.

Any forward-looking statements are made as of the date of this proxy statement only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this proxy statement or included in the documents incorporated by reference herein or other periodic reports or other documents or filings filed with or furnished to the SEC from time to time could materially and adversely affect our business, prospects, financial condition and results of operations. Except as required by law, we do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this proxy statement.

RISK FACTORS
The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference into this proxy statement (see the section titled “Where You Can Find More Information; Incorporation by Reference” beginning on page 31 of this proxy statement), should be carefully considered before deciding whether to vote to approve the Dissolution Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important. Notably, the Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.
Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
RISKS RELATED TO THE DISSOLUTION
We cannot predict the timing of the distributions to stockholders.
Our current intention is that, if approved by our stockholders, the Certificate of Dissolution would be filed promptly after such approval; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. No further stockholder approval would be required to effect the Dissolution. However, if the Board determines that the Dissolution is not in our best interest or the best interest of our stockholders, the Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Under Delaware law, before a dissolved corporation may make any distribution to its stockholders, it must pay or make reasonable provision to pay all of its claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation. Furthermore, we may be subject to potential liabilities relating to indemnification obligations, if any, to third parties or to our current and former officers and directors. It might take significant time to resolve these matters, and as a result we are unable to predict the timing of distributions, if any are made, to our stockholders.
We cannot assure you as to the amount of distributions, if any, to be made to our stockholders.
We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we estimate that the aggregate amount of cash that will be available for distribution to our stockholders in the Dissolution will be in the range between approximately $0.5 million and $2.5 million, and the total amount distributed to stockholders will be in the range between approximately $0.13 and $0.67 per share of common stock. This amount may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of lawsuits or other claims threatened against us or our directors or officers; amounts necessary to resolve claims of any creditors or other third parties; and delays in the liquidation and dissolution or other winding-up process.
In addition, as we wind down, we will continue to incur expenses from operations, including directors’ and officers’ insurance; payments to service providers and any continuing employees or consultants; taxes; legal, accounting and consulting fees; and expenses related to our filing obligations with the SEC, which will reduce any amounts available for distribution to our stockholders. As a result, we cannot assure you as to any amounts to be distributed to our stockholders if the Board proceeds with the Dissolution. If our stockholders do not approve the Dissolution Proposal, we will not be able to proceed with the Dissolution and no liquidating distributions will be made in connection therewith. See the section titled “Proposal 1 —  Approval of the Dissolution Pursuant to the Plan of Dissolution — Estimated Distributions to Stockholders” beginning on page 14 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the total cash distributions to our stockholders in the Dissolution.
It is the current intent of the Board, assuming approval of the Dissolution, that any cash will first be used to pay our outstanding current liabilities and then will be retained to pay ongoing corporate and administrative costs and expenses associated with winding down the company, liabilities and potential liabilities relating to or arising out of any litigation matters and potential liabilities relating to our indemnification obligations, if any, to our service providers, or to our current and former officers and directors.
The Board will determine, in its sole discretion, the timing of the distribution of the remaining amounts, if any, to our stockholders in the Dissolution. We can provide no assurance as to if or when any such distribution will be made, and we cannot provide any assurance as to the amount to be paid to stockholders in any such distribution, if one is made. Stockholders may receive substantially less than the amount that we currently estimate that they may receive, or they may receive no distribution at all. To the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
Without limiting its flexibility, our Board may, at its option, rely on the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to, among other things, obtain an order from the Delaware Court of Chancery establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of filing of the Certificate of Dissolution (or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years) (the “Court Order”), and pay or make reasonable provision for our uncontested known claims and expenses and establish reserves for other claims as required by the Court Order and the DGCL. Should we obtain such a Court Order, we expect to distribute all of our remaining assets in excess of the amount to be used by us to pay claims and fund the reserves required by the Court Order and pay our operating expenses through the completion of the dissolution and winding-up process to our stockholders. The Court Order, if we chose to obtain one, would reflect the Delaware Court of Chancery’s own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for all known, contingent and potential future claims against us. There can be no assurances that the Delaware Court of Chancery would not require us to withhold additional amounts in excess of the amounts that we believe are sufficient to satisfy our potential claims and liabilities. Accordingly, stockholders may not receive any distributions of our remaining assets for a substantial period of time.
We may not be able to sell our holdings during the identified time frame, for amounts projected or otherwise on desirable terms, which may delay or reduce liquidating distributions to our stockholders.
In connection with the dissolution process, we intend to attempt to monetize our remaining holdings and to distribute our other cash assets. However, these holdings are largely illiquid, such that it may be difficult or impossible for us to monetize them during the identified time frame, for amounts projected or otherwise on desirable terms, and there can be no assurance as to how long this process will take.
If our stockholders do not approve the Dissolution Proposal, we would not be able to continue our business operations and, although we may pursue other alternatives, there can be no assurance that any of these alternatives would result in greater stockholder value than the proposed Dissolution, and any alternative we select may entail additional risks.
On August 3, 2023, we announced that, following a comprehensive review of our business, the Board had approved a plan to halt further development of its programs and to conduct a comprehensive exploration of strategic alternatives focused on maximizing shareholder value (the “Strategic Plan”). In connection with the Strategic Plan, we reduced our workforce by approximately 83% across difference areas and regions. We have been unable to identify a merger partner or purchaser of our company or our assets. If our stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for the future of the Company in light of its discontinued business activities; however, those alternatives are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets, seeking bankruptcy protection (should our net assets decline to levels that would require such action) or investing our cash in another operating business. It is unlikely that these alternatives would result in greater stockholder value than the proposed Plan of Dissolution and the Dissolution.
Further stockholder approval will not be required in connection with the implementation of the Plan of Dissolution, including the sale or disposition of all or substantially all of our assets following the Effective Time of the Dissolution pursuant to the Plan of Dissolution.
The approval of the Dissolution Proposal by the requisite vote of our stockholders will grant full and complete authority to our Board and officers, without further stockholder action, to proceed with the Dissolution pursuant to the Plan of Dissolution in accordance with any applicable provision of Delaware law. Following the Effective Time of the Dissolution, we may sell, distribute or otherwise dispose of our remaining non-cash assets without further stockholder approval. As a result, our stockholders will no longer have the opportunity to approve or reject a sale of all or substantially all of our assets after the Certificate of Dissolution has been filed and the Plan of Dissolution provides for ratification of any prior sales and disposition of our assets. Also, after the Effective Time, the Board may, in order to maximize value for our stockholders and creditors, authorize actions in implementing the Plan of Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.
The Dissolution pursuant to the Plan of Dissolution may be disrupted and adversely impacted by the effects of natural disasters, political crises, public health crises, and other events outside of our control.
Natural disasters, such as adverse weather, fires, earthquakes, power shortages and outages, political crises, such as terrorism, war, political instability, or other conflict, criminal activities, public health crises, such as disease epidemics and pandemics, and other disruptions or events outside of our control could negatively affect our operations. Any of these events may cause a delay in our targeted timing to file the Certificate of Dissolution with the Delaware Secretary of State.
The Board may determine not to proceed with the Dissolution.
Even if the Dissolution Proposal is approved by our stockholders, the Board may determine in its sole discretion not to proceed with the Dissolution. If the Board elects to pursue any alternative to the Plan of Dissolution, our stockholders may not receive any of the funds that might otherwise be available for distribution to our stockholders. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate.
If the Dissolution becomes effective, we may establish a contingency reserve designed to satisfy any additional claims and obligations that may arise. Any contingency reserve may not be adequate to cover all of our claims and obligations. Under the DGCL, if we fail to create an adequate contingency reserve for payment of our expenses, claims and obligations, each stockholder could be held liable for payment to our creditors for claims brought prior to or after the expiration of the Survival Period (as defined below) after we file the Certificate of Dissolution with the Secretary of State (or, if we choose the Safe Harbor Procedures (as defined under the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution — Payments and Distributions to Claimants and Stockholders — Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)” beginning on page 18 of this proxy statement), for claims brought prior to the expiration of the Survival Period), up to the lesser of (i) such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve and (ii) the amounts previously received by such stockholder in Dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder, and a stockholder could receive nothing from us under the Plan of Dissolution. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount previously distributed does not cause a commensurate reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed.
Our stockholders of record will not be able to buy or sell shares of our common stock after we close our stock transfer books at the Effective Time.
If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our common stock at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all liquidating distributions in the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Record Date.
We plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. If the exit process is protracted, we will continue to bear the expense of being a public reporting company despite having no source of revenue.
Our common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. In order to curtail expenses, we currently intend, after the filing of the Certificate of Dissolution, to seek relief from the SEC from the reporting requirements under the Exchange Act. However, the SEC may not grant any such relief, in which case we would be required to continue to bear the expense of being a public reporting company.
Although the Board will be responsible for overseeing the Plan of Dissolution, the Board’s authority could effectively be transferred to a liquidating trustee or some other party.
Under Delaware law, a company’s board of directors retains ultimate decision-making authority following a company’s dissolution, and therefore the Board would initially be responsible for overseeing the Plan of Dissolution. However, pursuant to the Plan of Dissolution, a liquidating trust could be used to complete the Dissolution, or, under Delaware law, any director, creditor, stockholder or other party showing good cause could seek court appointment of a trustee or receiver to complete the Dissolution.
Our directors and officers will continue to receive benefits from the Company following the Dissolution.
Following the effective date of the Dissolution, we will continue to indemnify each of our current and former directors and officers to the extent permitted under the DGCL and our Certificate of Incorporation and Bylaws and agreements as in effect at the time of the filing of the Certificate of Dissolution. In addition, we intend to maintain directors’ and officers’ insurance coverage throughout the wind-down period.
Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.
As a result of the Dissolution, for U.S. federal income tax purposes, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. A liquidating distribution pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only in the tax year in which the stockholder receives our final liquidating distribution, and then only if the aggregate value of all liquidating distributions with respect to a share of our common stock is less than the stockholder’s tax basis for that share. Stockholders are urged to consult with their own tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Dissolution. See the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 24 of this proxy statement.
The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.
We have not requested a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement prove to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances. You should consult your own tax advisor for tax advice instead of relying on the discussions of tax consequences in this proxy statement.

PROPOSAL 1 — APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF
DISSOLUTION
We are asking you to authorize and approve the Dissolution. The Board has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders, has approved the Dissolution and has adopted the Plan of Dissolution. The reasons for the Dissolution are described under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Background of the Proposed Dissolution” beginning on page 15 of this proxy statement and “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Reasons for the Proposed Dissolution” beginning on page 16 of this proxy statement. The Dissolution requires approval by the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting. The Board unanimously recommends that our stockholders authorize the Dissolution.
In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the DGCL. With respect to the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL, as described in further detail under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution” beginning on page 17 of this proxy statement. Our liquidation, winding-up and distribution procedures will be further guided by our Plan of Dissolution, as described in further detail under “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 20 of this proxy statement. You should carefully consider the risk factors relating to our complete liquidation and dissolution and described under “Risk Factors — Risks Related to The Dissolution” beginning on page 9 of this proxy statement.
Subject to the requirements of the DGCL and our Plan of Dissolution, as further described below, we will use our existing cash to pay for our winding-up procedures, including:
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income and other taxes;

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the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution;

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any claims by others against us that we do not reject as part of the dissolution process;

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any amounts owed by us under contracts with third parties;

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the funding of any reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and

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solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions may be made from time to time as available and in accordance with the DGCL procedures described below.

Estimated Distributions to Stockholders
Based on currently available information, we estimate that we will have in the range between approximately $0.5 million and $2.5 million of cash that we will be able to distribute to stockholders in connection with the Dissolution, which implies a per share distribution range of between approximately $0.13 and $0.67 per share of common stock. Calculating such an estimate is inherently uncertain and requires that we make a number of assumptions regarding future events, many of which are unlikely to ultimately be true. We used the following assumptions when calculating the estimated distributable cash value: (i) $0.1 million payable for insurance, (ii) $1.0 million payable for accounting fees and wind-down administration services, (iii) $0.5 million payable for legal fees, (iv) $1.0 million payable for wages and severance, and (v) $0.2 million payable for other general and administrative costs, including miscellaneous taxes and software fees.

Distributions, if any, to our stockholders may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us or our officers or directors; and amounts necessary to resolve claims of our creditors.
Our estimate of the anticipated initial distribution amounts is preliminary and many of the factors that are necessary to determine how much, if any, we will be able to distribute to our stockholders in liquidation are subject to change and outside of our control. While we intend to pursue matters related to our liquidation and winding up as quickly as possible if we obtain approval from our stockholders, the timing of many elements of this process after our Dissolution will not be entirely within our control and, therefore, we are unable to estimate when we would be able to begin making any post-Dissolution liquidating distributions to our stockholders. See the section titled “Risk Factors — Risks Related to The Dissolution” beginning on page 9 of this proxy statement.
The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.
Background of the Proposed Dissolution
In the ordinary course from time to time, our Board and management team have evaluated and considered a variety of financial and strategic opportunities for the Company as part of our long-term strategy to enhance value for our stockholders, including potential acquisitions, divestitures, business combinations and other transactions.
As part of the ongoing consideration and evaluation of our long-term prospects and strategies, our Board frequently reviews, with our management, strategic and financial alternatives in light of developments in our business, the competitive landscape, the economy generally and financial markets, all with the goal of enhancing value for our stockholders. As part of this process, from time to time, our management has engaged in business development and/or strategic discussions with industry participants. This includes contacts with numerous companies regarding potential global and regional licenses / partnerships, as well as a number of discussions with companies about strategic transactions.
Historically, we have been a preclinical-stage biopharmaceutical company developing a modular peptide nucleic acid antisense oligo platform to address genetic diseases with a single, cohesive approach. We planned to use our platform to address diseases that have a genetic source, with an initial focus on gene silencing in myotonic dystrophy type 1, Huntington’s disease, and oncology. In October 2022, we announced plans to expand our focus to include the advancement of the differentiated gene editing capabilities of our platform.
During the course of July 2023, in light of then-recent developments regarding our gene editing program, our Board and management discussed potential licensing collaborations, strategic transaction opportunities (including a potential reverse merger with one of two strategic operating companies, sale of the Company, and in-licensing transactions) and a dissolution and organized wind-down of the Company, while management continued to evaluate the impact of such developments on the Company’s future business operations.
In July 2023, our Board approved a reduction in workforce designed to reduce costs and reallocate resources while maintaining the personnel needed to focus on activities relating to halting further development of the Company’s programs and the pursuit of strategic alternatives (the “Restructuring”). Our management implemented the Restructuring in August 2023 and such Restructuring resulted in a reduction of our workforce by approximately 83% across different areas and functions.

In August 2023, after exploring other alternatives, including licensing collaborations and certain additional expense reductions, our Board made the determination to halt further development of our programs and to conduct a comprehensive exploration of strategic alternatives focused on maximizing shareholder value. As part of this evaluation process, the Board announced its intention to explore a Strategic Plan that included, but was not limited to, an acquisition, merger, business combination, dissolution or other transaction.
Following announcement of the Strategic Plan, our Board and management worked with outside advisors, on a formal and informal basis, to pursue a sale or merger of the Company or one or more sales of our assets, including a reverse merger. Between August 2023 and February 2024, our Board and management continued to evaluate a potential reverse merger with several strategic candidates as well as a potential dissolution of the Company.
Despite broad canvassing and discussions with several potential strategic parties, we were ultimately unsuccessful in identifying any interested purchasers or partners, or any viable transactions.
In light of our financial condition, on December 27, 2023, we entered into (i) a Lease Termination and Mutual Release Agreement (the “Lease Termination and Mutual Release Agreement”) with 350 Technology Drive Partners, LLC, a Pennsylvania limited liability company (the “Landlord”), and (ii) a Bill of Sale (the “Bill of Sale”) for the benefit of University of Pittsburgh of the Commonwealth System of Higher Education, a Pennsylvania non-profit corporation (the “University of Pittsburgh”), in each case in connection with the termination (the “Lease Termination”) of the Lease Agreement, dated October 2, 2020, by and between us and the Landlord, as amended by the First Amendment to Lease Agreement, dated December 28, 2020, by and between us and the Landlord, and the Second Amendment to Lease Agreement, dated April 21, 2021, by and between us and the Landlord (the “Lease Agreement”), in connection with the premises located at Suite 421, 350 Technology Drive, Pittsburgh, PA 15219 (the “Premises”). Pursuant to the Lease Termination and Mutual Release Agreement, the Company and the Landlord agreed to terminate the Lease Agreement, effective as of February 29, 2024 (the “Lease Termination Date”), subject to the terms and conditions therein. The Lease Termination and Mutual Release Agreement provided that we would surrender the Premises on or prior to January 31, 2024 (which we have done), and shall have no further rent obligations after the Lease Termination Date. Absent such termination, our obligations under the Lease Agreement would have run through July 2031 and would have represented approximately $7.1 million of future lease expenses. As consideration for the Landlord’s agreement to terminate the Lease Agreement as of the Lease Termination Date, we paid the Landlord a lease termination fee (the “Lease Termination Fee”) of $1,550,000 and entered into the Bill of Sale, which conveyed to the University of Pittsburgh the furniture, fixtures and equipment located in the Premises pursuant to the terms and conditions therein. In addition, we paid the Landlord’s sole listing agent for the Premises a commission of approximately $178,000 in connection with its services relating to the Lease Termination.
In light of the strategic alternatives review and following the implementation of the Strategic Plan, our Board determined that approving the Plan of Dissolution gives our Board the most flexibility in optimizing value for our stockholders and, as a result, on February 22, 2024, our Board approved the Dissolution, and on March 5, 2024, our Board adopted resolutions formally approving the Plan of Dissolution and recommending that our stockholders approve the Plan of Dissolution and the Dissolution.
Reasons for the Proposed Dissolution
The Board believes that the Dissolution is in NeuBase’s best interests and the best interests of our stockholders. The Board considered and pursued at length potential strategic alternatives available to NeuBase such as a merger, asset sale, strategic partnership or other business combination transaction, and, following the results of such review, believes that pursuing a wind-up of the Company in accordance with the Plan of Dissolution gives the Board the most flexibility in optimizing value for our stockholders.
In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that NeuBase currently has no significant remaining business operations or business prospects; the fact that NeuBase will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that NeuBase has conducted an evaluation to identify remaining strategic alternatives involving

NeuBase’s assets or NeuBase as a whole, such as a merger, asset sale, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to NeuBase and is in the best interests of NeuBase and its stockholders. Accordingly, the Board approved the Dissolution of NeuBase pursuant to the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.
Delaware Law Applicable to Our Dissolution
We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirety by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex B.
Delaware Law Generally
Authorization of Board and Stockholders.   If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. The Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The Dissolution must be authorized and approved by the holders of a majority of our outstanding common stock on the Record Date entitled to vote on the Dissolution Proposal.
Certificate of Dissolution.   If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State of Delaware. If our stockholders authorize the Dissolution at the Special Meeting, we intend to file the Certificate of Dissolution with the Secretary of State of Delaware as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Board.
Possible Permitted Abandonment of Dissolution.   The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that the Board would abandon our proposed Dissolution once it is authorized by our stockholders, to provide the Board with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by the Board included language providing the Board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.
Time of Dissolution.   The effective time of the Dissolution will be when the Certificate of Dissolution is filed with the Secretary of State of Delaware or such later date and time, as provided in the Certificate of Dissolution, as determined by the Board in its sole discretion. We refer to the effective time of the Certificate of Dissolution herein as the “Effective Time.”
Continuation of Corporation After Dissolution
A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Dissolution will govern our winding-up process after Dissolution. See the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 20 of this proxy statement.
Payment and Distribution to Claimants and Stockholders
A dissolved corporation must make provision for the payment (or reservation of funds as security for payment) of claims against the corporation in accordance with the applicable provisions of the DGCL and the distribution of remaining assets to the corporation’s stockholders. The dissolved corporation may do this by following one of two procedures: (i) the Safe Harbor Procedures or (ii) the Alternative Procedures, each as defined and described below.
The Plan of Dissolution provides the Board with the discretion to elect to follow the Safe Harbor Procedures or the Alternative Procedures. We currently intend to effect the winding up process pursuant to the Alternative Procedures.
Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)
Sections 280 and 281(a) of the DGCL allow a dissolving corporation to engage in a court-supervised winding up process by following procedures set forth therein. Section 280 of the DGCL permits a dissolving corporation to give notice by mail and publication of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party) (“Current Claimants”) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”), and after giving these notices, following the procedures set forth in the DGCL, as described below.
Current Claimants
Notices and Publication.   The notice to Current Claimants must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information reasonably to inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent; (3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10.0 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
Effect of Non-Responses to Notices.   If the dissolved corporation does not receive a response to the corporation’s notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.
Treatment of Responses to Notices.   If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (or, if earlier, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the date of the rejection.
Effect of Non-Responses to Rejections of Claims.   If the dissolved corporation rejects a claim and the Current Claimant does not commence an action, suit or proceeding with respect to the claim within the 120-day post-rejection period, then the Current Claimant’s claim will be barred.

Contingent Contractual Claims
Notices.   The notice to Contingent Contractual Claimants (persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured) must be in substantially the same form, and sent and published in the same manner, as notices to Current Claimants and shall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.
Responses to Contractual Claimants.   The dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (or, if earlier, at least 150 days before the expiration of the post-dissolution survival period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant is deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.
Determinations by Delaware Court of Chancery
A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution.
Payments and Distributions
If a dissolved corporation has followed the Safe Harbor Procedures, then it will (1) pay the current claims made but not rejected, (2) post the security offered and not rejected for contractual claims that are contingent, conditional or unmatured, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.
All remaining assets will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.
Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)
If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent assets are available. All remaining assets will be distributed to the dissolved corporation’s stockholders.
The Plan of Dissolution adopted by the Board and proposed to the stockholders requires the Board to adopt a plan of distribution following the effectiveness of the dissolution.
Liabilities of Stockholders and Directors
If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation on which an action, suit or proceeding is not begun before the expiration of the Survival Period. In no event will the aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.
Application of These Procedures to Us
We currently plan to elect to follow the Alternative Procedures. However, our Plan of Dissolution specifically permits the Board the discretion to decide to abandon any plans to follow the Alternative Procedures and to follow the Safe Harbor Procedures permitted by Delaware law. If we follow the Safe Harbor Procedures, then the required published notices would be published in a newspaper of general circulation in New Castle County, Delaware (the location of our registered agent), and Pittsburgh, Pennsylvania (the location of our principal place of business). For more information about our liquidation, winding up and distribution procedures, see the section titled “Proposal 1 — Approval of the Dissolution Pursuant to the Plan of Dissolution — Our Plan of Dissolution” beginning on page 20 of this proxy statement.
Our Plan of Dissolution
The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified or amended by action by the Board at any time and from time to time, as further described below.
Authorization and Effectiveness
Our Plan of Dissolution will be deemed approved if the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting on the Dissolution Proposal have authorized the Plan of Dissolution and the Dissolution and will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution by our stockholders, at such time as the Board determines to be appropriate, we will file the Certificate of Dissolution with the Secretary of State of Delaware and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State of Delaware or such later date and time that is stated in the Certificate of Dissolution.
Survival Period
For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in the development of precision genetic medicines targeting rare, monogenic diseases for which there are no approved therapies, or more common genetic disorders, including cancers that are resistant to current therapeutic approaches, except to the extent necessary to preserve the value of our assets and wind up our business affairs in accordance with our Plan of Dissolution. We anticipate that distributions, if any, to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.
General Liquidation, Winding-Up and Distribution Process
We intend to elect to follow the Alternative Procedures described under the section titled “Proposal 1 —  Approval of the Dissolution Pursuant to the Plan of Dissolution — Delaware Law Applicable to Our Dissolution — Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)” beginning on page 19 of this proxy statement, but the Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures.
The Board intends to seek to distribute funds, if any, to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Dissolution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.
Continuing Employees and Consultants
During the Survival Period, we may retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. The Board also expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.
After filing the Certificate of Dissolution, the Board expects it will maintain the size of the Board at three or fewer Board seats to save costs.
We may, in the absolute discretion of the Board, pay the Company’s directors, any employees it may hire, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Dissolution; however, given the Company’s already streamlined operations, the Board does not expect to need to hire any employees or otherwise expand the team of advisors and consultants currently in place.
Sale of Our Remaining Assets
The Plan of Dissolution contemplates the sale of all of our remaining non-cash assets, including our intellectual property, if and at such time as the Board may approve, without further stockholder approval. The Plan of Dissolution does not specify the manner in which we may sell our assets. Such sales could take the form of sales of individual assets, sales of groups of assets organized by type of asset or otherwise, a single sale of all or substantially all of our assets, or some other form of sale. The assets may be sold to one or more purchasers in one or more transactions over a period of time. Following any such sale of assets, we do not believe that any of our remaining non-cash assets will be material. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. See the section titled “Risk Factors — Risks Related to the Dissolution” beginning on page 9 of this proxy statement.
Costs and Expenses
We will pay all costs and expenses that the Board may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which the Company is a party.
Indemnification
We will continue to indemnify our officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our Certificate of Incorporation and our Bylaws (each as amended and/or restated through the Effective Time), and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the Dissolution and the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the effective time of the Dissolution. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.
Stockholder Consent
Authorization of the Dissolution by the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting on the Dissolution Proposal shall, to the fullest extent permitted by law, constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution.
Authorization of the Dissolution by the holders of a majority of the outstanding stock of the Company shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval.
Legal Claims
We will defend any claims against us, our officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as the Board may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Dissolution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.
Effective Time; Stock of the Company
The Effective Time of the Dissolution will be when the Certificate of Dissolution is filed with the Secretary of State of Delaware or such later date and time, as provided in the Certificate of Dissolution.
From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (a) surrender their certificates evidencing their shares of capital stock to the Company, or (b) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with a surety bond or other security or indemnity as may be required by and satisfactory to the Company. At the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. We expect the Effective Time to be as soon as reasonably practicable after the Dissolution is approved by our stockholders, and we intend to provide advance notice to our stockholders prior to closing our stock transfer records. No stockholder shall have any appraisal rights in connection with our Dissolution and winding-up. It is anticipated that no further trading of our shares will occur after the Effective Time.

Unclaimed Distributions
If any distribution to a stockholder of the Company cannot be made prior to the Company’s final liquidating distribution, the proceeds of the distribution to which the stockholder is otherwise entitled will be transferred to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder, who will constitute the sole equitable owner of the distribution, and the proceeds of any such distribution will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of us or any other stockholder.
Liquidating Trust
While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by the Board, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three years of the Survival Period.
Abandonment, Exceptions, Modifications, Clarifications and Amendments
Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, the Board will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Dissolution, without any action by our stockholders, if the Board determines that to do so is in the best interest of us and our stockholders. Without further action by our stockholders, the Board may, to the extent permitted by Delaware law, modify, amend or abandon any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Effective Time, revocation of the Dissolution would require stockholder approval under Delaware law.
Contingent Liabilities; Reserves
Under Delaware law, we are required, in connection with the Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the Dissolution and wind-up process) and other known, non-contingent liabilities. We have used and anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:
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ongoing operating and reporting expenses;

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expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;

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expenses incurred in connection with the Dissolution;

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taxes imposed upon us and any of our assets; and

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professional, legal, consulting and accounting fees.

We will maintain a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities.
The estimated amount of the reserve is based upon certain estimates and assumptions and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, and accrued expenses reflected in our financial statements. There can be no assurance that the reserve will be sufficient. If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of the reserve.
In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, our creditors may be able to pursue claims against our stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions. See the section titled “Risk Factors — Risk Factors Related to the Dissolution — Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate” beginning on page 11 of this proxy statement.
If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.
Reporting Requirements
Whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others.
Interests of Certain Persons in the Dissolution
After the Effective Time, we expect that the Board (or some subset thereof) and our sole officer will continue in their positions for the purpose of winding up our business and affairs. We expect to compensate these individuals at a level consistent with their compensation level prior to the Effective Time.
See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of common stock owned by our directors and executive officers.
Our Certificate of Incorporation and Bylaws and the DGCL
During the Survival Period, we will continue to be governed by our Amended and Restated Certificate of Incorporation, as amended, and Bylaws insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. The Board will continue to have the authority to amend our Bylaws as it may deem necessary or advisable. To the extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.
Authority of the Board
The Board, without further action by our stockholders, is authorized to take all actions as it deems necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by the Board will be at the absolute and sole discretion of the Board.
Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution
The following discussion is a general summary of certain material U.S. federal income tax consequences of the proposed Dissolution to our common stockholders. The following discussion is based on the U.S. Internal Revenue Code of 1986, as amended, its legislative history, the Treasury Regulations and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state and local laws, federal laws other than those pertaining to income tax, or non-U.S. tax laws are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their individual circumstances. The discussion below does not address any U.S. federal income tax consequences to our stockholders who, for U.S. federal tax purposes, are subject to special rules, such as:
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banks, financial institutions or insurance companies;

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tax-exempt entities;

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persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

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persons who have been, but are no longer, citizens or residents of the United States;

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persons holding shares through a partnership or other fiscally transparent entity;

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dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to-market accounting;

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grantor trusts;

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U.S. persons whose “functional currency” is not the U.S. dollar;

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regulated investment companies or real estate investment trusts;

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persons who are not U.S. holders;

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persons who received the shares of our common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan; or

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persons who own (directly or through attribution) five percent or more (by voting power or value) of our common stock.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of common stock of the Company that for U.S. federal income tax purposes is:
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an individual citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust, if the trust has validly elected to be treated as a U.S. person for U.S. federal tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have authority to control all of the substantial decisions of the trust.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares of our common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.
HOLDERS OF OUR COMMON STOCK THAT ARE NOT U.S. HOLDERS, INCLUDING PARTNERSHIPS AND PARTNERS IN THOSE PARTNERSHIPS, SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE PROPOSED LIQUIDATION AND DISSOLUTION.
U.S. Federal Income Tax Consequences to the Company
Until all of our remaining assets have been distributed to our stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We will recognize gain or loss, if any, upon the sale of any assets held directly by us in connection with our Dissolution in an amount equal to the difference between (1) the fair market value of the consideration received for each asset sold and (2) our adjusted tax basis in the asset sold. We should not recognize any gain or loss upon the distribution of cash to our stockholders as part of the proposed Dissolution. We currently do not anticipate making distributions of property other than cash to stockholders as part of the proposed Dissolution. If we do make a liquidating distribution to our stockholders of property other than cash, we generally will recognize gain or loss upon the distribution of the property as if the property were sold to our stockholders for its fair market value on the date of the distribution. Any tax liability resulting from the proposed Dissolution will reduce the cash available for distribution to our stockholders.
U.S. Federal Income Tax Consequences to U.S. Holders
Stockholders that receive any distributions made by us pursuant to the Plan of Dissolution will be treated as receiving those amounts as full payment in exchange for their shares of common stock in the Company. A stockholder generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share (including distributions to any liquidating trust, as discussed above), less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our common stock. A stockholder may determine gain or loss on a block-by-block basis if the stockholder holds blocks of our common stock (generally as a result of acquiring a block of common stock at the same time and at the same price). Each stockholder must allocate liquidating distributions proportionately to each share of common stock, or, if applicable, each block of common stock, held by the stockholder. Liquidating distributions are first applied against, and reduce, the stockholder’s adjusted tax basis with respect to a share or a block before recognizing any gain or loss. A stockholder will recognize gain to the extent the aggregate distributions allocated to the share of common stock or, if applicable, block of common stock exceeds the stockholder’s adjusted tax basis with respect to such share or such block. A stockholder will recognize loss only to the extent the stockholder has an adjusted tax basis with respect to a share or a block after taking into account all liquidating distributions allocated to the share or the block. Any loss can only be recognized in the tax year that a stockholder receives our final liquidating distribution.
Generally, gain or loss recognized by a stockholder in connection with the proposed Dissolution will be capital gain or loss, and will be long-term capital gain or loss if the stockholder has held a share or block for more than one year or short-term capital gain or loss if the stockholder has held the share or block for one year or less. Certain stockholders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to certain limitations. While we do not anticipate distributing any contingent claims to our stockholders or a liquidating trust as part of the proposed Dissolution, amounts, if any, received by a stockholder upon the resolution of a contingent claim that has been distributed could be considered ordinary income rather than capital gain. Stockholders should consult their own tax advisors with respect to the tax consequences of receiving a contingent claim as part of the proposed Dissolution.
If we effect the proposed Dissolution, we intend to provide stockholders and the IRS with statements indicating the amount of cash, and, as applicable, our best estimates of the fair market value of any other property, distributed to our stockholders (or transferred to the liquidating trust, as discussed below) at such time and in such manner as required by applicable Treasury Regulations.
Backup Withholding
Distributions to any stockholder that fails to provide the appropriate certification in accordance with applicable Treasury Regulations generally will be reduced by backup withholding at the rate applicable at the time of the distributions. Backup withholding generally will not apply to payments made to certain exempt recipients, such as corporations. Backup withholding is not an additional tax. Amounts that are withheld under backup withholding rules may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Stockholders should consult their own tax advisors regarding the application of backup withholding in their particular circumstances.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.
Votes Required
The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date and entitled to vote on the Dissolution Proposal is required to approve the Dissolution Proposal. Abstentions, broker non-votes and failures to vote will have the same effect as a vote “AGAINST” the Dissolution Proposal.
Board Recommendation
The Board recommends that the stockholders vote “FOR” the Dissolution Proposal to approve the Dissolution in accordance with the terms and conditions of the Plan of Dissolution.

PROPOSAL 2 — APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.
In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting, from time to time, to a later date or dates, for the purpose of soliciting additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.
Votes Required
The Adjournment Proposal requires the approval of the holders of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote on the proposal. With respect to the Adjournment Proposal, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal.
Board Recommendation
The Board recommends that the stockholders vote “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership, as of March 15, 2024, of common stock by (a) each of our named executive officers and current directors individually, (b) our current directors and executive officers as a group, and (c) each holder of more than 5% of the Company’s outstanding common stock.
This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than 5% of the Company’s common stock as of March 15, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Beneficial ownership and percentage ownership are determined in accordance with Rule 13d-3 of the Exchange Act. Under these rules, shares of our common stock issuable under stock options or warrants that are exercisable within 60 days of March 15, 2024 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrant(s), but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of our common stock, except for those jointly owned with that person’s spouse.
Name and address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class (%)(1)
5% Stockholders
Dietrich A. Stephan, Ph.D., Director and Former Chief Executive Officer(2)	244,028	6.5%
Other Directors and Named Executive Officers(3)
Todd P. Branning, Interim Chief Executive Officer and Chief Financial Officer(4)	20,984	*
Dov A. Goldstein, M.D., Chairperson(5)	15,592	*
Gerald J. McDougall, Director(6)	5,512	*
Eric I. Richman, Director(7)	16,339	*
All current executive officers and directors as a group (five persons)(8)	302,455	7.9%

*
Less than one percent.

(1)
Percentage ownership is calculated based on a total of 3,751,590 shares of our common stock issued and outstanding as of March 15, 2024.

(2)
Represents (i) 13,516 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 15, 2024, (ii) 63,690 shares of our common stock held by family trusts, and (iii) 166,822 shares of our common stock held directly by Dietrich A. Stephan, Ph.D., as a tenant by the entirety with his spouse.

(3)
Unless otherwise indicated, the address for each of our executive officers and directors is c/o 350 Technology Drive, Third Floor, Pittsburgh, PA 15219.

(4)
Represents (i) 18,750 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 15, 2024, (ii) 1,500 shares of our common stock held directly by Todd P. Branning and (ii) 734 shares of our common stock underlying restricted stock units held by Todd P. Branning that will vest within 60 days after March 15, 2024.

(5)
Represents (i) 14,092 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 15, 2024 held directly by Dov A. Goldstein, M.D., and (ii) 1,500 shares of our common stock held directly by Dov A. Goldstein, M.D.

(6)
Represents 5,512 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 15, 2024 held directly by Gerald J. McDougall.

(7)
Represents (i) 14,092 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 15, 2024, (ii) 1,387 shares of our common stock held by Eric I. Richman jointly with his spouse, and (iii) 860 shares of our common stock held directly by Eric I. Richman.

(8)
Comprised of shares included under “Other Directors and Named Executive Officers” and shares held by Dietrich A. Stephan, Ph.D.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders unless we have received contrary instructions from one or more of the stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. We will deliver promptly, upon written or oral request, a separate copy of the proxy materials to a stockholder at a shared address to which a single set of the proxy materials was delivered. Stockholders sharing an address who are receiving multiple copies of the proxy materials may also request delivery of a single copy. To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to the Secretary of NeuBase Therapeutics, Inc., 350 Technology Drive, Pittsburgh, Pennsylvania 15219. Please make your request no later than April 23, 2024, to facilitate timely delivery.
STOCKHOLDER PROPOSALS
We do not intend to hold future annual meetings of stockholders, including the 2024 annual meeting, if the Plan of Dissolution is approved with the Secretary of State of Delaware.
OTHER MATTERS
The Board does not know of any other business that will be presented at the Special Meeting. If any business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.
WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
We have filed reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.
The SEC allows us to incorporate by reference the information and reports we file with it, which means that we can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this proxy statement, and information that we file later with the SEC will automatically update and supersede the information already incorporated by reference. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct. We are incorporating by reference the documents listed below, which we have already filed with the SEC, and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including all filings made after the date of the filing of this proxy statement, except as to any portion of any future report or document that is not deemed filed under such provisions:
•
our Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC on December 21, 2022;

•
Our Quarterly Report on Form 10-Q for the quarter ended December 31, 2022, filed with the SEC on February 14, 2023;

•
Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023;

•
Our Transition Report on Form 10-QT for the period from October 1, 2022, to December 31, 2022, filed with the SEC on June 5, 2023;

•
Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 14, 2023;

•
Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 9, 2023;

•
our Current Reports on Form 8-K filed with the SEC on October 3, 2022, October 14, 2022, October 24, 2022, December 29, 2022, March 29, 2023, April 24, 2023, May 18, 2023, June 14, 2023 (other than disclosures furnished under Item 7.01), June 30, 2023, July 31, 2023, August 3, 2023 (other than disclosures furnished under Item 7.01), September 18, 2023, September 29, 2023, October 18, 2023, October 20, 2023, November 6, 2023, December 22, 2023, December 28, 2023, January 17, 2024, January 26, 2024, February 23, 2024 and March 7, 2024 (in each case, except for information contained therein which is furnished rather than filed).

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Secretary of NeuBase Therapeutics, Inc., 350 Technology Drive, Pittsburgh, Pennsylvania 15219. You may also access these filings at our website under the investor relations link at https://ir.neubasetherapeutics.com/sec-filings.

ANNEX A
PLAN OF LIQUIDATION AND DISSOLUTION
OF
NEUBASE THERAPEUTICS, INC.
This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of NEUBASE THERAPEUTICS, INC., a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with Section 281(b) of the General Corporation Law of the State of Delaware (the “DGCL”).
1.   Approval and Adoption of the Dissolution and the Plan.   The Board of Directors of the Company (the “Board”) has approved the dissolution of the Company pursuant to Section 275 of the DGCL (the “Dissolution”). The Board (i) has determined that it is advisable and in the best interests of the Company and its stockholders that the Company be dissolved pursuant to this Plan; (ii) approved this Plan by unanimous written consent; and (iii) called a special meeting (the “Meeting”) of the holders of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to approve the Dissolution and adopt this Plan by the affirmative vote of a majority of the outstanding shares of Common Stock on the record date fixed by the Board (the “Requisite Consent”).
2.   Certificate of Dissolution.   Subject to Section 15 hereof, following receipt of the Requisite Consent, an authorized officer of the Company shall, unless the Board abandons the Dissolution in accordance with Section 275(e) of the DGCL, execute and file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL and the Dissolution shall be effective at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”).
3.   Plan of Distribution.   In accordance with Section 281(b) of the DGCL, before the third anniversary of the Effective Time or such later time as may be ordered by the Court of Chancery pursuant to Section 278 of the DGCL, the Board shall approve and adopt a plan of distribution to govern the liquidation and dissolution of the Company.
4.   Cessation of Business Activities.   After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with the Plan and the DGCL.
5.   Continuing Employees and Consultants.   For the purpose of effecting the Dissolution, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the Dissolution, including the process of winding up of the Company.
6.   Dissolution Process.   After the Effective Time:
(a)   The Company shall (i) pay or make reasonable provision to pay all claims and obligations (“Current Claims”), including all contingent, conditional or unmatured contractual claims known to the Company (“Contingent Claims”), (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company that is the subject of a pending action, suit or proceeding to which the Company is a party (“Pending Action Claims”), and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the Effective Time (“Potential Claims”, together with the Current Claims, Contingent Claims and Pending Action Claims, the “Claims”). All Claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, the Claims shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.
(b)   After the payments of Claims are made pursuant to Section 6(a) herein, any remaining assets of the Company (the “Remaining Assets”) shall be distributed to the stockholders of the Company in accordance with the Company’s Certificate of Incorporation (as amended and/or restated through the

Effective Time, the “Certificate of Incorporation”). Remaining Assets include, but are not limited to, all available cash, including the cash proceeds of any sale, exchange or disposition, other than such cash, property or assets as are required for paying or making reasonable provision for the Claims. Distributions in accordance with this Section 6(b) may occur in a single distribution or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board in its absolute discretion, and in accordance with Sections 278 and 281 of the DGCL, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the Dissolution and winding up provided for in the Plan.
Notwithstanding anything contained herein to the contrary, the Company, at the discretion of the Board, may opt to dissolve and wind up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.
7.   Cancellation of Stock and Stock Certificates.   From and after the Effective Time, and subject to applicable law, all holders of any outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 6 hereof. As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (a) surrender their certificates evidencing their shares of capital stock to the Company, or (b) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with a surety bond or other security or indemnity as may be required by and satisfactory to the Company. At the Effective Time, the Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of the stockholders or their successors.
8.   Continuation of the Company.   The Company shall continue, for the term of three (3) years from the Effective Time or for such longer period as the Court of Chancery shall in its discretion direct, as a body corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any Remaining Assets, but not for the purpose of continuing the business for which the Company was organized. With respect to any action, suit or proceeding begun by or against the Company either prior to or within three (3) years after the Effective Time, the action shall not abate by reason of the Dissolution; the Company shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the three (3) year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the Company shall continue during this time period in order to allow them to take the necessary steps to wind up the affairs of the Company.
9.   Absence of Appraisal Rights.   Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by the Plan.
10.   Abandoned Property.   If any distribution to a stockholder of the Company cannot be completed in accordance with Sections 6 and 7 hereof prior to the Company’s final liquidating distribution, the proceeds of the distribution to which such stockholder is entitled shall be transferred to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of any such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder, who shall constitute the sole equitable owner thereof, and the proceeds of any such distribution shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

11.   Stockholder Consent to Sale of Assets.   The approval of the Dissolution and the approval and adoption of this Plan by the Requisite Consent shall constitute the approval of the stockholders of the Company of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan. The Company shall not be required to obtain appraisals, fairness, or other third-party opinions in connection with the valuation of its properties and assets in connection with the implementation of this Plan.
12.   Expenses of Dissolution.   In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.
13.   Compensation.   In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the Requisite Consent shall constitute, to the fullest extent permitted by law, the approval of the Company’s stockholders of the payment of any such compensation.
14.   Indemnification.   The Company shall continue to indemnify and provide for advancement of expenses to its officers, directors, employees, agents and trustees in accordance with the Certificate of Incorporation and the bylaws of the Company (as amended and/or restated through the Effective Time), any contractual arrangements, and any existing directors’ and officers’ liability insurance policy, including regarding acts or omissions of such persons in connection with the Dissolution and the implementation of the Plan. The Company is authorized to obtain and maintain insurance as may be necessary, appropriate or desirable to cover the Company’s indemnification obligations.
15.   Modification, Amendment or Abandonment.   Notwithstanding obtaining the Requisite Consent to the Plan, the Board may modify, amend or abandon the Plan and the transactions contemplated hereby without further action by the stockholders of the Company to the extent permitted by the DGCL.
16.   Internal Revenue Service Filings.   Within thirty (30) days after the Requisite Consent is obtained, the Company shall file Form 966 with the appropriate Internal Revenue Service Center, together with a certified copy of the resolutions adopting this Plan. Additionally, the Company shall file such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.
17.   Authorization.   The Board is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company.

ANNEX B
Sections 275 through 283 of the DGCL
§ 275. Dissolution generally; procedure.
(a)
If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b)
At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c)
Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d)
If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1)
The name of the corporation;

(2)
The date dissolution was authorized;

(3)
That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4)
The names and addresses of the directors and officers of the corporation; and

(5)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e)
The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f)
If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1)
The name of the corporation;

(2)
The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3)
The names and addresses of the directors and officers of the corporation; and

(4)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.
(g)
A corporation shall be dissolved upon the earlier of:

(1)
The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2)
The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.
(a)
Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b)
If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c)
If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.
No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:
(1)
All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and
(2)
All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.
§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.
All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.
Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.
§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.
When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.
§ 280. Notice to claimants; filing of claims.
(a)   (1)
After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a.
That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b.
The mailing address to which such a claim must be sent;

c.
The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d.
That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

e.
That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f.
The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
(2)
Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.

(3)
A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4)
A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)   (1)
A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2)
The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.
(c)   (1)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2)
A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d)
The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e)
As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f)
The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g)
In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.
(a)
A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1)
Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2)
Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3)
Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4)
Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.
(b)
A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c)
Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d)
As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e)
The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f)
In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.
(a)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a)

of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.
(c)
The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.
The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

Scan QR for digital voting Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Todd Branning and Dov Goldstein (the "Named Proxies"), and each or either of them, as the true and lawful attorneys ofthe undersig ned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NeuBaseTherapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such othermatters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in theirdiscretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTEDIDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. Intheir discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment orpostponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote inaccordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and returnthis card.This proxy is being solicited on behalf of the Board of DirectorsPLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDENeuBase Therapeutics, Inc.Special Meeting of StockholdersFor Stockholders of Record as of March 28, 2024Monday, May 13, 2024 8:30 AM, Eastern TimeSpecial Meeting to be held live via the Internet - please visitwww.proxydocs.com/NBSE for more details.P.O. BOX 8016, CARY, NC 27512-9903Internet:www.proxypush.com/NBSE• Cast your vote online• Have your Proxy Card ready• Follow the simple instructions to record your votePhone:1-866-206-4393• Use any touch-tone telephone• Have your Proxy Card ready• Follow the simple recorded instructionsMail:• Mark, sign and date your Proxy Card• Fold and return your Proxy Card in the postage-paidenvelope providedVirtual:You must register to attend the meeting onlineand/or participate at www.proxydocs.com/NBSEYOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 8:30 AM, Eastern Time, May 13, 2024.Have your ballot ready and please use oneof the methods below for easy voting:Your votematters!Have the 12 digit control number located in the box above availablewhen you access the website and follow the instructions.Your control number

NeuBase Therapeutics, Inc. Special Meeting of StockholdersPlease make your marks like this:PROPOSAL YOUR VOTEBOARD OFDIRECTORSRECOMMENDSFOR AGAINST ABSTAIN1. To approve the liquidation and dissolution of the Company and the Plan of Liquidation andDissolution (the "Plan of Dissolution"), which, if approved, will authorize the Board of Directors toliquidate and dissolve the Company in accordance with the Plan of Dissolution (the "DissolutionProposal"); and#P1# #P1# #P1#FOR2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies ifthere are not sufficient votes at the time of the Special Meeting to approve the DissolutionProposal.#P2# #P2# #P2#FORProposal_Page - VIFLYou must register to attend the meeting online and/or participate at www.proxydocs.com/NBSEAuthorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees,administrators, etc., should include title and authority. Corporations should provide full name of corporation and title ofauthorized officer signing the Proxy/Vote Form.Signature (and Title if applicable) Date Signature (if held jointly) DateTHE BOARD OF DIRECTORS RECOMMENDS A VOTE:FOR ON PROPOSALS 1 AND 2